Income Taxes	6 Months Ended
Jun. 30, 2011
Income Taxes
(7)	Income Taxes

In May 2009, the Company received notification from the U.S. Internal Revenue Service (the “IRS”) that the 2007 and 2008 United States tax returns for TGH’s subsidiary Textainer Equipment Management (U.S.) Limited had been selected for examination. As of March 31, 2010, the IRS had effectively completed its examination, pending final notification (which was received on May 6, 2010). As a result, the Company revised its estimate of unrecognized tax benefits by $1,558 and recognized a tax provision reduction of $1,558, net of correlative deduction, during the three months ended March 31, 2010. During the three months ended June 30, 2010, the Company received final notification from the IRS regarding its exam and, as a result, the Company revised its estimate of unrecognized tax benefits by an additional $701 and recognized a tax provision reduction of $701, net of correlative deduction, during the three months ended June 30, 2010.